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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report: January 26,2006
                        (Date of earliest event reported)

                               QCR Holdings, Inc.
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             (Exact name of Registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

            0-22208                                   42-1397595
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    (Commission File Number)          (I.R.S. Employer Identification Number)

   3551 Seventh Street, Suite 204, Moline, Illinois              61265
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       (Address of principal executive offices)                (Zip Code)

                                 (309) 736-3580
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.  Results of Operations and Financial Condition

On January 26, 2006, QCR Holdings, Inc. issued an earnings release announcing their Company's financial results for the fourth quarter, ended December 31, 2006. The news release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

          (d) Exhibits

              99.1     News release dated January 26, 2006

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                QCR HOLDINGS, INC.


Dated:  January 26, 2006                        By:  /s/ Todd A. Gipple
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                                                     Todd A. Gipple
                                                     Executive Vice President
                                                     and Chief Financial Officer

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